LEASES	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
LEASES

20. LEASES

The Company has operating leases, in which the Company is the lessee, primarily for real estate property for offices around the world. The Company’s operating leases have lease terms, which range from one year to 16 years.

Lease cost for operating leases was $73.8 million and $80.2 million for the years ended December 31, 2019 and 2020, and was classified within selling, general and administrative expenses in the consolidated statements of operations.

The following table presents information on the Company’s operating leases for the years ended December 31, 2019 and 2020 (in thousands):

	Years Ended December 31,
	2019	2020
Cash paid for amounts included in the measurement of operating lease liabilities	$73,121	$80,164
Right-of-use assets obtained in exchange for operating lease obligations	$34,795	$41,393
Weighted average remaining lease term (in years)	7.6	7.0
Weighted average discount rate	5.9%	6.8%

The following table reconciles the undiscounted cash flows for the operating leases as of December 31, 2020 to the operating lease liabilities recorded in the consolidated balance sheet (in thousands):

Years Ending December 31,
2021	$87,149
2022	82,332
2023	76,310
2024	74,296
2025	71,632
Thereafter	181,698

Total future minimum lease payments	573,417
Less: imputed interest	(119,115)

Present value of future minimum lease payments	454,302
Less: current portion of operating lease liabilities	(58,971)

Long-term operating lease liabilities	$395,331

As of December 31, 2020, the Company has additional operating leases that have not yet commenced with future minimum lease payments of approximately $1.9 million that will commence in 2021 with lease terms of 5 years.